SCHEDULE 14C INFORMATION STATEMENT

               Information Statement Pursuant to Section 14(c)
                   of the Securities Exchange Act of 1934
                            (Amendment No. 1)


Check the appropriate box:

X/   Preliminary Information Statement
 /   Confidential, for Use of the Commission Only (as permitted by Rule 14c
     5(d)(2)
 /   Definitive Information Statement

                         SEACREST INDUSTRIES CORPORATION
             (Name of Registrant As Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

    X/    No fee required.
     / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction.

     -------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

 /   Fee paid previously with preliminary materials.

 / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     ---------------------------------------------------------------------------


     2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)  Filing Party:

     --------------------------------------------------------------------------

     4)  Date Filed:

     --------------------------------------------------------------------------

                         SEACREST INDUSTRIES CORPORATION
                               2510 N. GRAND AVE.
                                    SUITE 104
                               SANTA ANA, CA 92701

    This Information Statement is furnished to the holders of the common stock, par value $0.01 per share (the "Common Stock"), of SeaCrest Industries Corporation, a Delaware corporation, (the "Company"), to inform them as to actions to be taken by the Company with the written consent of certain holders of the Company's Common stock (the "Consenting Stockholders"). The Consenting Stockholders are the record holders of, in the aggregate, 7,900,000 shares of Common Stock (representing 63.28% of the 12,484,798 shares outstanding as of May ___, 1998).

    The Board of Directors of the Company has approved the merger of the Company into SeaCrest Industries Corporation, a Nevada corporation ("SeaCrest Nevada"). In June of 1997, SeaCrest Nevada acquired all of the issued and outstanding shares of Infrared Systems International, a Nevada corporation ("ISI"). Under Delaware law and the Company's Articles of Incorporation, the affirmative vote of a majority of the outstanding stock entitled to vote thereon is required to approve the merger. The Consenting Stockholders gave their written consent to the merger on May __, 1998. Since the Consenting Stockholders own more than the majority of the outstanding shares of Common stock entitled to vote thereon, the reorganization has been approved by the necessary vote of stockholders and the ratification of the merger was approved. Accordingly, the Company is not seeking written consents from any of its other stockholders.

         Under the terms of the merger, each stockholder of the Company will receive one share of SeaCrest Nevada for each or two shares owned in the Company. Accordingly, following the merger there will be 56,446,501 shares issued and outstanding with 6,242,399 being owned by the present stockholders of the Company.


            WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE
                   REQUESTED NOT TO SEND US A CONSENT OR PROXY


    This Information Statement is being mailed on or about May __, 1998, to stockholders of record on May __, 1998. The Company intends to take all necessary action to approve the reorganization on or after March __, 1998 (20 days from the date of the mailing of this Information Statement) (the "Effective Date").


    The Company's Common Stock is not presently traded in an active market.

                                VOTING SECURITIES

    The close of business on March __, 1998, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to execute written consents to authorize the reorganization. The securities entitled to consent to the reorganization consist of shares of Common stock. Each share of Common Stock entitles its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation.


    As of March ____, 1998, the only stockholders of record owning more than 5% of the Company's issued and outstanding shares were Gary V. Sutley and an affiliate of Mr. Sutley's, Timespell, Inc., as well as Richard Parker and Cindy Hill who each own 1,000,000 shares of Common Stock or 8.01% each of the Company's issued and outstanding shares of Common Stock. Mr. Sutley and Timespell, Inc. own an aggregate of 5,900,000 shares of Common Stock or approximately 47.26% of the Company's issued and outstanding shares. Mr. Sutley's address is 1824 West 15th Street, New Port Beach, CA 92663. Cindy Hill's address is 4256 East Rancho Tierra, Cave Creek, Arizona 85331. The address of Richard Parker is 64443 Luna Court, Desert Hot Spring, CA 92240.

     Gary E. Ball and Wendy S. Ball, directors of the Company, own 18,480,000 shares of SeaCrest Nevada Common Stock and none of the Company's Common Stock. Equishare Financial, Inc., an entity affiliated with Mr. C. M. Ball, a former director of the Company, owns 1,624,000 shares of Common Stock of SeaCrest Nevada and 32,750 shares of the Company's Common Stock. In May of 1997, Mr. C.
M. Ball, a director of the company since 19__ and the Company's sole remaining director, named Gary E. Ball and Wendy S. Ball as directors of the Company, filling existing vacancies, and then resigned.


     SeaCrest Nevada is authorized to issue 75,000,000 shares of Common Stock, $0.001 par value per share. After the merger, the issued and outstanding shares of SeaCrest Nevada will consist of 56,446,501 shares. The holders of SeaCrest Nevada's Common Stock are entitled to share ratably in any dividends paid on such Common Stock when, as and if declared by the Board of Directors out of fund legally available. Each holder of SeaCrest Nevada Common Stock is entitled to one vote for each share held of record. Such Common Stock is not entitled to cumulative voting and is not subject to redemption. Upon liquidation, dissolution or winding up of the Company, the holders of such Common Stock are entitled to share ratably in the net assets legally available for distribution. All such outstanding shares of Common Stock are fully paid and non-assessable.

                                     General


    The Board of Directors of the Company has approved; (i) The reincorporation of the Company as a Nevada corporation through the merger of the Company into SeaCrest Nevada and (ii) ratified the acquisition of all of the issued and outstanding shares of ISI. A copy of the Certificate and Agreement of Merger is attached as Exhibit A (the "Merger Agreement"). The Consenting Stockholders have approved these transactions which are planned to become effective on the Effective Date.


    The reincorporation will be effected through the Merger Agreement pursuant to which the Company will be merged into SeaCrest Nevada. SeaCrest Nevada will be the surviving corporation. The Company will thereby acquire operations.

    The Company has not had operations for many years. By merging with ISI into SeaCrest Nevada, the Company can once again become operational. SeaCrest Nevada through ISI has a small but expanding business. By merging with a publicly traded security, SeaCrest Nevada can provide the potential for liquidity to existing investors as well as provide a vehicle to raise additional capital which will enable the resulting entity to grow and new investors have eventual liquidity for their investment.

    Following the completion of the reorganization of the Company described herein, existing stockholders of the Company will own 6,242,299 of the 56,446,501 shares outstanding, or approximately 11% of the outstanding shares of SeaCrest Nevada. While there has been no appraisal, report or opinion as to the value of the Company, ISI or SeaCrest Nevada, discussions between the Company, ISI and SeaCrest resulted in the structure set forth in the Merger Agreement. Without the reorganization, the Company is practically valueless.

                               The Reorganization


    As of the date hereof, the Company has 12,500,000 shares authorized and 12,484,798 issued and outstanding. Pursuant to the terms of the merger, SeaCrest Nevada will issue one share for each of two shares of the Company. SeaCrest Nevada, which has 50,204,102 shares issued and outstanding, will upon the Effective Date acquire all of the issued and outstanding shares of the Company. Accordingly, there will be a total of 56,446,501 shares of SeaCrest Nevada issued and outstanding following the reorganization. There will be 75,000,000 shares authorized par value $0.001 per share. Holders of an odd number of the Company's shares will be issued a fractional share.

     Until his resignation in June of 1997, C. M. Ball had been the Company's sole director and officer since 1983 after the Company had ceased all operations in 1979. In June of 1997, Mr. C. M. Ball appointed Gary E. Ball and Wendy S. Ball as directors of the Company to fill vacancies in the directors and resigned his position with the Company after the Company entered into an agreement to reorganize the Company into a Nevada corporation, SeaCrest Nevada, and acquire all of the issued and outstanding shares of ISI.


    Following the reorganization, the Company will have operations and be a Nevada corporation.

    The reincorporation will be effected by the Merger Agreement pursuant to which the Corporation will be merged into SeaCrest Nevada which was recently formed for the purpose of effecting the reincorporation of SeaCrest Nevada. Each holder of two shares of the Company's sock will receive one share of SeaCrest Nevada shares of Common Stock.

    IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF THE COMPANY TO EXCHANGE THEIR CERTIFICATES REPRESENTING SHARES OF THE COMPANY COMMON STOCK FOR CERTIFICATES REPRESENTING SHARE OF SEACREST NEVADA COMMON STOCK. HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.

                              Nevada Corporate Law


    The Company's existing stockholders, principally Mr. Sutley and an affiliate, as well as those of ISI are most familiar with the laws of the State of Nevada. In particular, Nevada's corporate franchise tax is $85 per year and, in certain circumstances, Delaware's franchise tax can greatly exceed that amount. While there are no material differences between Nevada law and Delaware law with respect to a number of matters, including, but not limited to, inspection of books, records and stockholder lists, appraisal rights, dividends and proxies, certain differences may affect the Company's stockholders.

    However, pursuant to sections 78.378 to 78.3793 of the Nevada Revised Statutes of a purchase were to acquire SeaCrest Nevada's shares, it could be argued that such transaction would be an "acquisition of controlling interest."As defined a person that acquires as little as 20% of the outstanding voting shares of SeaCrest Nevada could be unable to vote those shares unless consent to vote those shares is obtained from the non-controlling stockholders. The failure to approve voting rights of shares acquired by an "acquiring person" would require that SeaCrest Nevada redeem such shares. This provision can be removed by amending SeaCrest Nevada's articles of incorporation or bylaws.

    In addition Section 78.411 to 78.444 of the Nevada revised statutes prohibit "combinations" with "interested stockholders" in certain circumstances. An "interested stockholder" is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares or an affiliate or associate of a Nevada corporation with 200 or more stock holders. Any one who was an affiliate or associate of such Nevada corporation within the last three years is deemed to be an "interested stockholder."

    Unless approved by stockholders other than "interested stockholders", a merger or consolidation with a resident domestic corporation or any other corporation which after the merger or consolidation would be a "interested stockholder." The statute also prohibits the sale, lease, exchange mortgage, pledge, transfer or other disposition of assets (i) having an aggregate market value equal to 5% or more of the aggregate market value of all assets of the resident domestic corporation; or (ii) having an aggregate market value equal to 5% of all the outstanding shares of the resident domestic corporation; or (iii) representing 10% or more of the resident domestic corporation's earning power. The statute also similarly limits, in certain circumstances, the sale of subsidiaries, and the adoption of a plan of liquidation or dissolution, including certain reorganizations. Such transactions can be made three years after one becomes an "interested stockholder" or, prior to that time, with the approval of the corporation's board of directors and stockholders.

    The effect of these sections in the Nevada Revised Statutes could be to reduce the opportunity for a third party to acquire a controlling interest or to inhibit purchase of the Company's stock in the stock trading markets.


                               DISSENTERS' RIGHTS

    The following is a brief summary of the Delaware Corporation Law Subchapter IX Section 262 which sets forth the procedure by which a stockholder of the Company may dissent from the Reincorporation and demand statutory rights to obtain payment for the fair value of his or her shares. The dissenter's rights pursuant to Delaware law will govern this transaction. This summary is qualified in its entirety by reference to the Subchapter IX of the Delaware General Corporation Law and Section 262 thereof. A copy of such section is attached hereto as Exhibit B, and stockholders are urged to read it in its entirety. This notice is intended to comply with Section 265 of the Delaware Corporation Law and to constitute notice to the Company's stockholders of their right to dissent and to obtain payment for the fair value of their shares. Any stockholder who wishes to dissent must send a demand for payment and representing his or her shares to the Secretary of the Company at 2510 N. Grand Ave., Suite 104, Santa Ana, California, 92701 by not later than January __, 1998. Such demand must identify the stockholder and contain a written demand for appraisal. Unless such demand is withdrawn, from and after the effective date of the merger or consolidation, not stockholder who has demanded his or her appraisal rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation).

    A stockholder who fails to make demand for an appraisal by January __, 1998, shall not have any right under Section 262 of the Delaware General Corporation Law to receive payment for the fair value of his or her shares. Within 120 days after the effective date of the merger, a person making demand for appraisal rights is entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Within 120 days after the effective date of the merger, any stockholder who has complied with the requirements of Section 262 or is otherwise entitled to appraisal rights, may file a petition in the Chancery Court for the State of Delaware demanding a determination of the value of the stock of all such stockholders. At such hearing the Court shall determine the stockholders who have complied with Section 262 and who have become entitle to appraisal rights, and the Court may require the stockholders who have demanded an appraisal for their shares to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    The Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

    The cost of the proceeding may be determined by the Court and taxed upon the parties as the deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts., to be charged prorata against the value of all the shares entitled to an appraisal.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION


    Set forth below is a summary of all material Federal Income tax consequences to the Company's stockholders who become holder of SeaCrest Nevada Common Stock in exchange for the Company's Common Stock as a result of the Reincorporation. This summary does not discuss all aspects of Federal taxation that may be relevant to particular stockholders, such as dealers in securities and certain holders of stock options or shares acquired upon exercise of stock options. In view of the individual nature of tax consequences, stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation, including the applicability of federal, state, local and foreign tax laws.

    The Corporation has not requested a ruling from the Internal Revenue Service with respect to the Federal income tax consequences of the Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). Nor will the Company receive an opinion of counsel. Although the Company will not receive an opinion of counsel, management of the Company believes that: (i) the Reincorporation will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code; (ii) no gain or loss will be recognized by holders of capital stock of the Corporation upon receipt of capital stock of SeaCrest Nevada pursuant to the Reincorporation; (iii) the aggregate tax basis of the capital stock of SeaCrest Nevada received by such stockholder will be the same as the aggregate tax basis of the capital stock of the Corporation held by such stockholder at the time of the Reincorporation, and (iv) the holding period of the capital stock of SeaCrest Nevada received by each stockholder of the Corporation will include the period for which such stockholder held the capital stock of the Corporation surrendered in exchange therefor, provided that such capital stock of the Corporation was held by such stockholder as a capital asset at the time of the Reincorporation.


    ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO STOCKHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, STOCKHOLDERS SHOULD CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

                             Description of Business

    SeaCrest Industries Corporation, a Delaware corporation (the "Company"), was formed in 1959. From 1974 through 1979 the Company engaged in land sales in Texas and Idaho as well as insurance operations in Hawaii. In 1977, the insurance operations ceased and by 1979 the Company's last land operations had either been sold or foreclosed upon.
At that time the Company ceased operations.

     In 1983, C. M. Ball was elected president of the Company. The Company then had 12,484,798 shares issued and outstanding and began to look for acquisitions such that the Company would have operations.

    In May of 1997, the Company entered into an agreement whereby the Company agreed to reorganize as a Nevada corporation, effecting a one for two reverse split and to issue 50,204,102 shares to acquire Infrared Systems International, a Nevada corporation ("ISI"), the licensee of certain technology relating to infrared sensing for use in Enhanced Vision Systems ("EVS").

    Gary E. Ball, the brother of C. M. Ball, formed ISI in 1992. In June of 1992, Gary E. Ball was employed as the program manager of EVS at Hughes Aircraft where he developed the technology, including the principal patent, licensed to the Company. In October of 1995, in connection with certain strategic business decisions being made by Hughes Aircraft, Hughes Aircraft offered Mr. Gary E. Ball a license of the EVS technology. The license included the patent submitted by Mr. Gary E. Ball and others, together with proprietary data related to the technology, proprietary business agreements, and unrestricted use of the licensed information and EVS knowledge acquired while Mr. Gary E. Ball was at Hughes Aircraft.

    The license agreement with Hughes required a prepayment and a royalty on each licensed product sold. The license is exclusive and limited to use of the technology relating to commercial aircraft licensed to operate by the United States Federal Aviation Administration or equivalent regulatory agency elsewhere. The agreement requires the consent of Hughes Aircraft to sublicense the technology, which consent will not be unreasonably withheld.


    In May of 1997, ISI entered into a license agreement with Kollsman, Inc. which contemplates the payment of a royalty based upon the number of licensed products sold by Kollsman and requires the personal consulting services of Mr. Gary E. Ball for which the Company will receive compensation. This agreement entitles ISI to an advanced royalty of $5,000 per month plus time and expenses for consulting services as well as an initial $20,000 advance. The royalty, based upon sales, decreases as the number of systems sold increases.


     Kollsman, Inc. is a commercial avionics and electronics company that designs, develops and manufactures flight instruments. It is a leading developer of Forward Looking Infrared Systems. These systems have primarily been utilized in military applications.

    The system designed by Kollsman that utilizes the Company's technology is based upon an infrared sensor unit placed in the nose of the aircraft. Output from the sensor unit is transmitted through a video interface and onto a heads up display located in an aircraft's cockpit. The image displayed approaches the quality of a black and white television image. The result is that night vision is enhanced and a pilot has the ability to see through fog, smoke, haze, rain and snow. In addition to improved situational awareness of the airport, traffic and surrounding terrain, the takeoff and landing minima resulting in fewer diversions, cancellations and delays.

    In October of 1997, Gulfstream, a manufacturer of large business aircraft, and Kollsman announced the execution of a memorandum of understanding to utilize the Company's technology on Gulfstream IV-SP and Gulfstream V aircraft. Gulfstream announced it is preparing for pre-prototype flight tests whose goal is to utilize the technology where the visual ceiling is no more than 50 feet and the runway visual range is no more than 700 feet.

    While the Company's primary efforts are directed toward supporting the Kollsman license, the Company is pursuing other areas of development for the Enhanced Vision Systems Technology. Not only can the technology can be used in a variety of cameras to reveal images through clouds or smoke but also to reveal critical characteristics that would otherwise not be seen such as characteristics of paintings and cattle. There are a multitude of medical applications, applications for preventative maintenance, uses in underwater imaging systems and emergency vehicle warning systems.

Plan of Operation

    The Company's primary focus over the next several months will be to support the Kollsman licensing contract. While supporting this agreement, the Company plans to develop other commercial applications of the technology.

Proprietary Technology

    The Company's technology rests upon the license of the patent and proprietary information licensed from Hughes Aircraft. Hughes Aircraft has determined to not pursue the technology's development at this time. Hughes Aircraft, however, could license the technology to others or determine to develop the technology itself.

    Notwithstanding the foregoing, the technology, including the patent, was developed by ISI's president, Mr. Gary E. Ball and he is continuing to develop and refine the technology.

Competition


    ISI's technology competes with a number of vision enhancing devices. These devices include systems based not only on infrared technology but also on radar based technology. There are numerous entities possessing or developing radar and infrared vision enhancing technologies or other technologies. Many of these entities are quite large, possess significantly greater financial, technical and managerial resources, among other resources, than resources possessed by the Company or ISI.

    ISI believes, however, that its technology is a cost effective, real-time solution to vision enhancing. Management believes that its technology is the only real-time vision enhancing technology that produces an image that can be viewed from the user's line of sight.

    It is ISI's plan to exploit this technology.

Employees

    The Company's only employee is Mr. Gary E. Ball.

Properties

    The Company leases 500 square feet of office space in Santa Ana, California, for which it pays $1,000 per month. Until ISI develops additional applications or enters into a more rigorous engineering effort, ISI does not plan to expand its present office space.

Litigation


    On October 7, 1997, ISI filed a lawsuit in the Superior Court of Orange County, California, against Loral Fairchild Corporation, a subsidiary of Loral Corporation for breach of contract or fraud seeking in excess of $20,000,000 in damages. The suit is based upon a contract under which Loral Fairchild was to acquire ISI. Lockheed Martin Corporation now owns Loral Corporation and has filed a counterclaim against ISI asserting various claims for alleged non-disclosure by ISI. In January of 1998, the litigation was settled and dismissed with prejudice and without liability on the part of the Company. The settlement agreement contains mutual releases.


            Market for Common Equity and Related Stockholder Matters

     The Company's Common Stock is not traded. As of September 30, 1997 there were 901 stockholders of record.

            Management's Discussion and Analysis or Plan of Operation

    The Company's liquidity is provided through its agreement with Kollsman. Its revenues are derived from the license fees as well as the consulting fees provided through Mr. Gary E. Ball. The Company's only expenses are limited to payments to Mr. Gary E. Ball of $12,000 per month plus expenses as salary. For the nine months ended September 30, 1997, the Company's revenues were $77,184 compared to revenues for the twelve months ended December 31, 1996, of $51,503. The increase in revenues reflects the additional consulting fees derived from the arrangement with Kollsman.


    Prior to 1997, the Company had no operations since the late 1970's.

    For the three months ended December 31, 1997, the Company's expenses related to Mr. Gary E. Ball's expense and compensation and income was derived from the consulting arrangement with Kollsman.


    For the fiscal year ended September 30, 1997, the Company indicated in its Form 10-KSB that it had engaged John Semmens, P.C. as the Company's independent accountants.

                                  Effectiveness


    In accordance with Delaware and Nevada law and notwithstanding approval of the Merger Agreement by Consenting Stockholders, at any time prior to the filing of the Certificate of Merger, the Board of Directors may, in its sole discretion, abandon the merger without any further action by the stockholders. For example, the Board of Directors may abandon the merger in the event of a material adverse charge in the business of ISI. As of the date of this Information Statement, there is no plan or intent by the Company's Board of Directors to abandon the merger.

                         Seacrest Industries Corporation





                          Proforma Financial Statements


                                       and


                               Accountants Report






                                December 31, 1997

                         Seacrest Industries Corporation




                         CONTENTS                                          Page


             Report of Independent Certified Public Accountant               3


             Proforma Balance Sheet ( Unaudited ) as of
                  December 31,1997                                           4


             Proforma Statement of Operations ( Unaudited )
                  Three months ended December 31, 1997                       5


             Proforma Statement of Changes in Stockholder's
                  Equity ( Unaudited ) for period October 1, 1995
                  to December 31,1997                                        6


             Statement of Cash Flows ( Unaudited )
                  Three months ended December 31, 1997                       7


             Notes to Financial Statements                                   8

                 John P. Semmens CPA, A Professional Corporation
                  24501 Del Prado Suite A, Dana Point, CA 92629
                      (TEL) 714-496-8800 (FAX) 714-443-0642



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


                Board of Directors and Shareholders
                Seacrest Industries Corporation


                I have audited the accompanying balance sheet of Infrared Systems International, Inc. (A Delaware Corporation) as of September 30, 1997 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended September 30, 1997. These financial statements are the responsibility of the Company's managemnet. My responsibility is to express an opinion on these financial statements based on my audit.


                I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a resonable basis for my opinion.


                In my opinion, the financial statements refered to above present fairly, in all material respects, the financial position of Infrared Systems International, Inc. as of September 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                The accompanying proforma balance sheet of Seacrest Industries Corporation ( after merger ) as of December 31, 1997, and the related proforma statements of operations,changes in stockholders' equity and cash flows for the three then ended were not audited by me and, accordingly, I do not express an opinion on them.

                                                           John P. Semmens CPA
                                                     A Professional Corporation

                Dana Point, California
                October, 21 1997

                         Seacrest Industries Corporation
                             PROFORMA BALANCE SHEET
                                December 31, 1997

                                         ( Audited )          ( Unaudited )
                                         September 30         December 31
ASSETS                                      1997                  1997
------
                                     -------------------   --------------------

Current Assets
       Cash in bank                $                281    $             1,570
       Prepaid license agreement (Note 1)        25,000                 25,000
       Prepaid automobile lease                  17,439                 17,439
                                    -------------------   --------------------

         Total current assets                    42,720                 44,009

Furniture
         Furniture                                                       2,307


Other Assets
       Organization costs                        17,432                 17,432
       Rent deposit                                                      1,500
                                    -------------------   --------------------

         Total other assets                      17,432                 18,932
                                    -------------------   --------------------

         Total Assets              $             60,152  $              65,248
                                    ===================   ====================


LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
       Accrued legal               $             10,000  $              10,000
       Note payable - Equishare Financial Inc.   17,432                 17,432
         (Note 2)
       Advanced royalties (Note 3)               25,000                 25,000
                                    -------------------   --------------------

         Total current liabilities                52,432                 52,432

Stockholders' Equity
       Common Stock - $.001 par value,
       75,000,000 shares authorized,
       56,446,501 issued and outstanding          17,439                 17,439

       Retained earnings                          (9,720)                (4,623)
                                      -------------------   --------------------

         Total stockholders' equity                7,719                 12,816
                                     -------------------   --------------------

Total Liabilities &
  Stockholders' Equity              $             60,151  $              65,248
                                    ===================   ====================

                         Seacrest Industries Corporation
                        PROFORMA STATEMENT OF OPERATIONS
                 Year ended September 30, 1997 and Three Months
                             ended December 31, 1997

                                   ( Audited )              ( Unaudited )
                                  September 30               December 31
                                     1997                      1997
                             -----------------------    ----------------------

Revenues                     $                 99,377  $                 29,075

Expenses                                      109,067                    23,978
                              -----------------------    ----------------------

Net Income                   $                 (9,690) $                  5,097
                              =======================    ======================

Net income per weighted-average
    share of common stock
    outstanding             $               (0.0$0172)                 0.000090
                              =======================    ======================


Weighted- average number of shares of common
  stock outstanding (after merger)         56,446,501                56,446,501
                              =======================    ======================

                         Seacrest Industries Corporation
                              PROFORMA STATEMENT OF
                         CHANGES IN STOCKHOLDERS' EQUITY
                                   Year ended
                             September 30, 1997 and
                          December 31, 1997 (Unaudited)



                                  Common Stock
                       -------------------------------------------------

                                    Shares                       $
                             ----------------------    -----------------------

COMMON STOCK
Issuance of stock at
     initiation of operations:

SeaCrest Industries Corporation
     (A Deleware Corporation)            12,484,798

Infrared Systems International, Inc.
     (A Deleware Corporation)            16,501,465                     17,439

Stock transactions subsequent to initiation of operations:

Reverse stock split Seacrest
     Industries Corporation              (6,242,399)
     (A Deleware Corporation)

Redistribution of shares of
     Infrared Systems International      29,702,637
     Inc. (ISI) (A Nevada Corporation)

Additional shares issued subsequent
     to merger SeaCrest Industries
     Corporation (A Nevada
     Corporation)                         4,000,000
                              ----------------------    -----------------------

Balance of stock issuance                56,446,501  $                  17,439
                             ======================    =======================

RETAINED EARNINGS
  Balance October 1, 1995 (unadited )                $                     982
  Net income ( loss ) :

    September 30, 1996 ( unaudited )                                    (1,012)

    September 30, 1997                                                  (9,690)
                                                        -----------------------

  Balance September 30, 1997                                            (9,720)

    Net income December 31, 1997                                         5,097
                                                        -----------------------

  Balance December 31, 1997                          $                  (4,623)
                                                        =======================

                         Seacrest Industries Corporation
                        PROFORMA STATEMENT OF CASH FLOWS
                 Year ended September 30, 1997 and Three Months
                       Ended December 31, 1997 (Unaudited)

                                                                      ( Audited )              ( Unaudited )
                                                                       September 30              December 31
                                                                              1997                      1997
                                                                 -----------------------   -----------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss ) for the period                             $                  (9,690)   $                    5097
Adjustments to reconcile net earnings to
  cash provided from operating activities
     Decrease ( increase ) prepaid leases                                        (17,439)
     Decrease ( increase ) patent agreement                                      (25,000)
     Increase ( decrease ) accrued legal                                          10,000
     Increase ( decrease ) advanced royalties                                     25,000
                                                                  -----------------------   -----------------------

     Net Cash provided by operating activities                                   (17,129)                     5097
                                                                  -----------------------   -----------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
  Furniture acquistions                                                                                       2307
  Rent deposit                                                                                                1500
  Oraganization costs                                                             17,432
                                                                  -----------------------   -----------------------

     Net Cash used by investing activities                                        17,432                     3,807
                                                                  -----------------------   -----------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock                                                        17,439
  Note payable Equishare                                                          17,432
                                                                  -----------------------   -----------------------

     Net Cash providedby Financing activities                                     34,871
                                                                  -----------------------   -----------------------

Cash at beginning of period                                                          (29)                      281
                                                                  -----------------------   -----------------------

Cash at end of period                                          $                     281 $                   1,571
                                                                  =======================   =======================

                         Seacrest Industries Corporation
                          NOTES TO FINANCIAL STATEMENTS

                    ORGANIZATION AND DESCRIPTION OF BUSINESS

                SeaCrest Industries Corporation, (A Nevada Corporation) was Incorporated on June 2, 1997 under the laws of the state of Nevada. The Company was capitalized by a merger agreement dated May 12, 1997 between SeaCrest Industries Corporation, (A Deleware Corporation) and Infrared Systems International, Inc., (A Nevada Corporation). The stockholders of SeaCrest Industries Corporation, (A Deleware Corporation) traded their stock 2 shares for 1 share of the newly formed corporation. The stockholders of Infrared Systems International, Inc., (A Nevada Corporation) traded their stock 1 for 2.8 shares of the newly formed corporation.

                Infrared Systems International has been operating under a consulting agreement with Kollsman. The business purpose of the company is to fully utilize its licensing agreement for infrared enhanced vision sensor systems under U.S. Patent No 5,534,694 held by Hughes Aircraft Company.

                The preparation of financial statements, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                1.  Cash and cash equivalents

                The company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

                2.  Income per share

                Income per share is computed by dividing the net income by the weighted-average number of shares of common stock and common stock equivalents, if any, outstanding during the year/period.

                         Seacrest Industries Corporation
                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                Note 1 - PREPAID LICENSE AGREEMENT

                Infrared Systems International, Inc. has entered into a licensing agreement (D-71-091094.5) for Infrared Aircraft Landing System with Hughes Aircraft Company, dated October 1995. Infrared Systems International , Inc. paid $25,000 for this agreement. Hughes Aircraft Company is to receive $1000 per unit additional royalty as units are sold. $20,000 of this prepayment will be applied to royalty as units are sold. This prepayment grants Infrared Systems International, Inc. exclusive rights to licensing.

                Note 2 - NOTE PAYABLE

                The Company is indebted to Equishare Financial Inc, a wholly owned corporation of Mr. C.M. Ball. This note is payable upon demand and accrues interest at the rate of 5%.

                Note 3 - LICENSING ROYALTY AGREEMENT

                Infrared Systems International, Inc. has entered into a licensing royalty agreement with Kollsman, Inc. for marketing and distribution of Infrared Aircraft Landing Systems. This agreement has been assigned to SeaCrest Industries Corporation as part of the merger agreement. This agreement entitles SeaCrest to an advanced royalty of $5,000 per month plus time and expenses and an initial $20,000 advance. Management discussions with Kollsman have estimated that this agreement will generate approximately $33,000,000 in royalties over the duration of the agreement.

                Note 4 - SIGNIFICANT STOCKHOLDER

                Gary & Wendy Ball are greater than 10% shareholders of SeaCrest Industries Corporation, (A Nevada Corporation) holding 18,480,000 shares.

                         Seacrest Industries Corporation




                         CONTENTS                                        Page



             Report of Independent Certified
                  Public Accountant                                         3

             Balance Sheet as of September 30, 1997
                  and September 30, 1996 ( unaudited )                      4

             Statement of Operations
                  Year ended September 30, 1997 and
                  September 30, 1996 ( unaudited )                          5

             Statement of Changes in Stockholder's
                  Equity for period October 1, 1995
                  to September, 30 1997                                     6

             Statement of Cash Flows
                  Year ended September 30, 1997 and
                  September 30, 1996 ( unaudited )                          7

             Notes to Financial Statements                                  8

                 John P. Semmens CPA, A Professional Corporation
                  24501 Del Prado Suite A, Dana Point, CA 92629
                      (TEL) 714-496-8800 (FAX) 714-443-0642



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


             Board of Directors and Shareholders
             Seacrest Industries Corporation ( A Delaware Corporation )


             I have audited the accompanying balance sheet of Seacrest Industries Corporation (A Delaware Corporation) as of September 30, 1997 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended September 30, 1997. These financial statements are the responsibility of the Company's managemnet. My responsibility is to express an opinion on these financial statements based on my audit.


             I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a resonable basis for my opinion.


             In my opinion, the financial statements refered to above present fairly, in all material respects, the financial position of Seacrest Industries Corporation as of September 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


             The accompanying balance sheet of Seacrest Industries Corporation (A Delaware Corporation ) as of September 30, 1996, and the related statements of operations,changes in stockholders' equity and cash flows for the year then ended were not audited by me and, accordingly, I do not express an opinion on them.

                                                           John P. Semmens CPA
                           A Professional Corporation

             Dana Point, California
             October, 21 1997

                         Seacrest Industries Corporation
                           ( A Delaware Corporation )
                                  BALANCE SHEET
                                    September 30, 1997 and September 30, 1996 (
                  Unadited )

                                                                 ( Unaudited )
                                            September 30          September 30
ASSETS                                          1997                 1996
------
                                      ------------------   -------------------

Current Assets
       Cash in bank                 $                  0 $                   0
       Prepaid license agreement                       0                     0
       Prepaid automobile lease                        0                     0
                                      ------------------   -------------------

               Total current assets                    0                     0

Other Assets
       Organization costs                              0                     0
                                       ------------------   -------------------

               Total Assets         $                  0 $                   0
                                      ==================   ===================


LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
       Accrued legal                $                  0 $                   0

       Advanced royalties                              0                     0

                                      ------------------   -------------------

               Total current liabilities               0                     0

Stockholders' Equity
       Common Stock - $.001 par value,
       6,242,399 shares authorized,
       6,242,399 issued and outstanding                0                     0

       Retained earnings                               0                     0
                                      ------------------   -------------------

               Total stockholders' equity              0                     0
                                      ------------------   -------------------

Total Liabilities & Stockholders'
 Equity                             $                  0 $                   0
                                      ==================   ===================

                         Seacrest Industries Corporation
                           ( A Delaware Corporation )
                             STATEMENT OF OPERATIONS
                          Year ended September 30, 1997
                      and September 30, 1996 ( Unaudited )

                                                                  ( Unaudited )
                                              September 30         September 30
                                                  1997                  1996
                                        ------------------   ------------------

Revenues                               $                 0 $                  0

Expenses                                                 0                    0
                                        ------------------   ------------------

Net Income                             $                 0 $                  0
                                        ==================   ==================

Net income per weighted-average share of
          common stock outstanding     $                 0 $                  0


Weighted- average number of shares of common
          stock outstanding                      6,242,399            6,242,399
                                        ==================   ==================

                         Seacrest Industries Corporation
                           ( A Delaware Corporation )
                      STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY Year ended September 30, 1997 and September 30, 1996 ( Unaudited )


                                  Common Stock
                                      -----------------------------------------

                                         Shares                 $
                                        -------------------  ------------------

COMMON STOCK

Issuance at initiation of
  operations                                    12,484,798                   0



Reverse stock split                             (6,242,399)

                                        -------------------  ------------------

Balance of stock issuance                         6,242,399 $                 0
                                        ===================  ==================

RETAINED EARNINGS
  Balance October 1, 1995 (unadited )                       $                 0
  Net income ( loss ) :

    September 30, 1996 ( unaudited )                                          0

    September 30, 1997                                                        0
                                                             ------------------

  Balance September 30, 1997                                $                 0
                                                             ==================

                        Seacrest Industries Corporation
                           ( A Delaware Corporation )
                            STATEMENT OF CASH FLOWS
                                   Year ended
            September 30, 1997 and September 30, 1996 ( Unaudited )

                                                                  ( Unaudited )
                                              September 30         September 30
                                                  1997                  1996
                                        ------------------   ------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss ) for the period    $                  0 $                  0
Adjustments to reconcile net earnings to
  cash provided from operating activities                0                    0




                                        ------------------   ------------------

     Net Cash provided by operating activities           0                    0
                                        ------------------   ------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
                                                         0                    0
                                        ------------------   ------------------

     Net Cash used by investing activities               0                    0
                                        ------------------   ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
                                                         0                    0

                                        ------------------   ------------------

     Net Cash used by Financing activities               0                    0
                                        ------------------   ------------------

Cash at beginning of period                              0                    0
                                        ------------------   ------------------

Cash at end of period                 $                  0 $                  0
                                        ==================   ==================

                         Seacrest Industries Corporation
                           ( A Delaware Corporation )
                          NOTES TO FINANCIAL STATEMENTS

            ORGANIZATION AND DESCRIPTION OF BUSINESS

            SeaCrest Industries Corporation, (A Delaware Corporation) was Incorporated under the laws of the state of Delaware. The Company was orginally created on November 16, 1959 to manufacture, produce, own , use, repair, service, maintain, mortgage, pledge or otherwise dispose of, and generally to trade and deal in and with, as principal, agent or otherwise, swimming pools and any and all machinery, tools, equipment, appliances, devices, supplies and materials used or useful in connection with or incidental thereto. The Company was also originally formed to deal in frozen foods, real estate, meat and grocery stores, super markets, and goods, wares and merchandise and personal property of every class and description. The Company has not transacted business since February 1984. Mr C.
            M. Ball as president of the corporation revived the corporation on May 22, 1997 in order to merge with other corporations to market a patent for the distribution of Infrared Aircraft Landing Systems.


            The preparation of financial statements, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            1.  Cash and cash equivalents

            The company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

            2.  Income per share

            Income per share is computed by dividing the net income by the weighted-average number of shares of common stock and common stock equivalents, if any, outstanding during the year/period.

                         Seacrest Industries Corporation




                       CONTENTS                                           Page



             Report of Independent Certified
                  Public Accountant                                         3

             Balance Sheet as of September 30, 1997
                  and September 30, 1996 ( unaudited )                      4

             Statement of Operations
                  Year ended September 30, 1997 and
                  September 30, 1996 ( unaudited )                          5

             Statement of Changes in Stockholder's
                  Equity for period October 1, 1995
                  to September, 30 1997                                     6

             Statement of Cash Flows
                  Year ended September 30, 1997 and
                  September 30, 1996 ( unaudited )                          7

             Notes to Financial Statements                                  8

                 John P. Semmens CPA, A Professional Corporation
                  24501 Del Prado Suite A, Dana Point, CA 92629
                      (TEL) 714-496-8800 (FAX) 714-443-0642



                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


             Board of Directors and Shareholders
             Seacrest Industries Corporation ( A Nevada Corporation )


             I have audited the accompanying balance sheet of Seacrest Industries Corporation (A Nevada Corporation) as of September 30, 1997 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended September 30, 1997. These financial statements are the responsibility of the Company's managemnet. My responsibility is to express an opinion on these financial statements based on my audit.


             I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a resonable basis for my opinion.


             In my opinion, the financial statements refered to above present fairly, in all material respects, the financial position of Seacrest Industries Corporation as of September 30, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


             The accompanying balance sheet of Infrared Seacrest Industries Corporation ( A Nevada Corporation ) as of September 30, 1996, and the related statements of operations,changes in stockholders' equity and cash flows for the year then ended were not audited by me and, accordingly, I do not express an opinion on them.

                                                           John P. Semmens CPA
                           A Professional Corporation

             Dana Point, California
             October, 21 1997

                         Seacrest Industries Corporation
                            ( A Nevada Corporation )
                                  BALANCE SHEET
                                    September 30, 1997 and September 30, 1996 (
                  Unadited )

                                                                ( Unaudited )
                                            September 30          September 30
ASSETS                                          1997                  1996
                                       ------------------   -------------------

Current Assets
       Cash in bank                 $                  0 $                   0
       Prepaid license agreement                       0                     0
       Prepaid automobile lease                        0                     0
                                      ------------------   -------------------

               Total current assets                    0                     0

Other Assets
       Organization costs                              0                     0
                                      ------------------   -------------------

               Total Assets         $                  0 $                   0
                                      ==================   ===================


LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
       Accrued legal                $                  0 $                   0

       Advanced royalties                              0                     0

                                      ------------------   -------------------

               Total current liabilities               0                     0

Stockholders' Equity
       Common Stock - $.001 par value,
       4,000,000 shares authorized,
       4,000,000 issued and outstanding                0                     0

       Retained earnings                               0                     0
                                       -----------------   -------------------

               Total stockholders' equity              0                     0
                                      ------------------   -------------------

Total Liabilities &
   Stockholders' Equity             $                  0 $                   0
                                      ==================   ===================

                         Seacrest Industries Corporation
                            ( A Nevada Corporation )
                             STATEMENT OF OPERATIONS
                          Year ended September 30, 1997
                      and September 30, 1996 ( Unaudited )

                                                                  ( Unaudited )
                                              September 30        September 30
                                                  1997                  1996
                                        ------------------   ------------------

Revenues                              $                 0 $                  0

Expenses                                                0                    0
                                       ------------------   ------------------

Net Income                            $                 0 $                  0
                                       ==================   ==================

Net income per weighted-average share of
          common stock outstanding    $                 0 $                  0


Weighted- average number of shares of common
          stock outstanding                     4,000,000            4,000,000
                                       ==================   ==================

                         Seacrest Industries Corporation
                            ( A Nevada Corporation )
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                            Year ended September 30,
                   1997 and September 30, 1996 ( Unaudited )


                                  Common Stock
                                        --------------------------------------

                                        Shares               $
                                          -----------------  -----------------

             COMMON STOCK

             Issuance at initiation of
               operations                         4,000,000                  0

                                           -----------------  -----------------

             Balance of stock issuance             4,000,000 $                0
                                           =================  =================

             RETAINED EARNINGS
               Balance October 1, 1995 (unadited )          $                0
               Net income ( loss ) :

                 September 30, 1996 ( unaudited )                            0

                 September 30, 1997                                          0
                                                             -----------------

               Balance September 30, 1997                   $                0
                                                             =================

                         Seacrest Industries Corporation
                            ( A Nevada Corporation )
                             STATEMENT OF CASH FLOWS
                                   Year ended
            September 30, 1997 and September 30, 1996 ( Unaudited )

                                                                 ( Unaudited )
                                              September 30        September 30
                                                 1997                  1996
                                        ------------------   ------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss ) for the period    $                  0 $                  0
Adjustments to reconcile net earnings to
  cash provided from operating activities                0                    0




                                          ----------------   ------------------

     Net Cash provided by operating activities           0                    0
                                        ------------------   ------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
                                                         0                    0
                                        ------------------   ------------------

     Net Cash used by investing activities               0                    0
                                        ------------------   ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
                                                         0                    0

                                        ------------------   ------------------

     Net Cash used by Financing activities               0                    0
                                        ------------------   ------------------

Cash at beginning of period                              0                    0
                                        ------------------   ------------------

Cash at end of period                 $                  0 $                  0
                                        ==================   ==================

                         Seacrest Industries Corporation
                            ( A Nevada Corporation )
                          NOTES TO FINANCIAL STATEMENTS

             ORGANIZATION AND DESCRIPTION OF BUSINESS

             SeaCrest Industries Corporation, (A Nevada Corporation) was Incorporated on June 2, 1997 under the laws of the state of Nevada. The Company was capitalized by a merger agreement dated May 12, 1997 between SeaCrest Industries Corporation, (A Deleware Corporation) and Infrared Systems International, Inc., (A Nevada Corporation). The stockholders of SeaCrest Industries Corporation, (A Deleware Corporation) traded their stock 2 shares for 1 share of the newly formed corporation. The stockholders of Infrared Systems International, Inc., (A Nevada Corporation) traded their stock 1 for 2.8 shares of the newly formed corporation.


             The Company has not had any activity during the audit period.

             The preparation of financial statements, in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

             1.  Cash and cash equivalents

             The company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

             2.  Income per share

             Income per share is computed by dividing the net income by the weighted-average number of shares of common stock and common stock equivalents, if any, outstanding during the year/period.

                                                       EXHIBIT A

                                          CERTIFICATE AND AGREEMENT OF MERGER

                                            SEACREST INDUSTRIES CORPORATION



                                                A Delaware Corporation

                                          pursuant to the General Corporation

                                               of the State of Delaware



                                                         INTO

                                            SEACREST INDUSTRIES CORPORATION

                                                 A Nevada Corporation

             as the surviving corporation, pursuant to Section 450 et.seq.

                                                Nevada Revised Statutes



    AGREEMENT OF MERGER, dated this ___ day of _________________________, 1997 between SeaCrest Industries Corporation (SEA) a Delaware Corporation and all of the directors thereof, and SeaCrest Industries Corporation (SEA), a Nevada corporation, and all of the Directors thereof, the two corporations being hereinafter sometimes called the Constituent Corporations.

    WHEREAS the Board of Directors of each of the Constituent Corporations deem it advisable for the welfare of the Constituent Corporations that these corporations merge under the terms and conditions hereinafter set forth, such merger to be effected pursuant to the statutes of the State of Delaware and the statues of the State of Nevada, and they have duly approved and authorized the terms of agreement of merger.

    WHEREAS (SEA) is a corporation duly organized under the laws of the State of Delaware having been incorporated on November 17, 1959 with authorized capital stock consisting of 12,500,000 shares all of which are of one class with a par value of $.001 per share of which 12,484,689 shares are issued and outstanding;



    AND WHEREAS, SEA is a corporation duly organized under he laws of the State of Nevada having been incorporated on June 2, 1997 with authorized capital stock consisting of 75,000,000 shares of (.001) par value of which 2,000,000 are issued and outstanding.

    AND WHEREAS, the laws of the States of SEA and Nevada permit such a merger, and the Constituent Corporations desire to merge under and pursuant to the provisions of the laws of their respective states;

    NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants herein contained, it is agreed that SEA of Delaware shall be merged into SEA of Nevada, which shall be the surviving corporation, and the terms and conditions of such merger and the mode of carrying it into effect are and shall be as follows:

     1. NAME OF SURVIVING CORPORATION: The name of the corporation, which is sometimes hereinafter referred to as the Surviving Corporation, shall, and, from and after the effective date of the merger, be SEA. The separate existence of SEA of Delaware shall cease at the effective time of the merger, except insofar as it may be
                                                         9
continued by law or in order to carry out the purposes of the Agreement of Merger and except as continued in the Surviving Corporation.



     2. ARTICLES OF INCORPORATION OF SURVIVING CORPORATION: The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of SEA of Nevada, a copy of which is annexed as Exhibit 1, hereto.

     3. BYLAWS: The bylaws of SEA of Nevada at the effective time of the merger shall be the bylaws of the Surviving Corporation until altered or replaced as provided therein.

    4. BOARD OF DIRECTORS AND OFFICERS: The members of the Board of Directors and the officers of the Surviving Corporation immediately after the effective time of the merger shall be those persons who were the members of the Board of Directors and the officers, respectively, of SEA of Nevada immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by laws or in the Bylaws, or until their respective successors are elected and qualified.

     5. AUTHORITY TO CONDUCT BUSINESS: SEA of Nevada represents that the corporation has not filed an application for authority to do business in Delaware. The Surviving Corporation will conduct no such business in Delaware without first filing and having such application approved.

    6. CONVERSION OF SHARES: The manner of converting the shares of the Constituent Corporations into the shares of the Surviving Corporation shall be set forth in this paragraph, as follows: immediately upon the effective date of the merger, each share of stock of SEA of Delaware outstanding in the hands of the public being all of the shares of SEA of Delaware outstanding without any action on the part of the holder thereof, shall automatically become and be converted into common stock of the Surviving Corporation at the rate of one (1) share of stock of the Surviving Corporation for two (2) shares of the common stock of SEA of Delaware and each outstanding certificate representing shares of SEA of Delaware shall thereupon be deemed for all corporate purposes (other than the payment of dividends) to evidence the ownership of the number of fully paid, nonassessable shares of common stock of the Surviving Corporation into which such shares of common stock of SEA of Delaware shall have been so converted.

    7. RIGHTS OF SHAREHOLDERS: After the effective time of the merger, each holder of a certificate which theretofore represented shares of common stock of SEA of Delaware shall cease to have any rights as a shareholder of SEA of Delaware, except such as are expressly reserved to such stockholders by statute. After the effective time of the merger, any holder of a certificate or certificates which theretofore represented shares of the common stock of SEA of Delaware may, but shall not be required to, surrender the same to the Transfer Agent of the Surviving Corporation, Pacific Stock Transfer Company, P.O. Box 93385, Las Vegas, Nevada 89193 and shall thereupon be entitled to receive in exchange therefore a certificate or certificates representing the number of shares of common stock of the Surviving Corporation into which the shares of common stock of SEA of Delaware theretofore represented by each certificate or certificates shall have been converted.

    8.   EFFECTIVE DATE OF MERGER:

         (a) For all purposes of the laws of the State of Delaware, this Agreement of Merger and the merger herein provided for shall become effective and the separate existence of SEA, a Delaware corporation, except insofar as it may be continued by statute, shall cease as soon as this Agreement of Merger shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of Delaware and certificates of its adoption and approval shall have been executed in accordance with such laws, and this Certificate and Agreement of Merger shall have been filed in the office of the Department of State of the State of Delaware.

         (b) For all purposes of the laws of the State of Nevada, this Agreement of Merger and the merger herein provided for shall become effective and the separate existence of SEA of Delaware, except insofar as it may be continued by statute, shall cease as soon as this Agreement shall have been adopted, approved, signed and acknowledged in accordance with the laws of the State of Nevada and certificates of its adoption and approval shall have been executed in accordance with such laws; and this Certificate of Merger shall have been filed in the Secretary of State of the State of Nevada.

         (c) The corporation identity, existence, purposes, powers, objects, franchises, rights and immunities of SEA of Nevada shall continue unaffected and unimpaired by the merger hereby provided for, and the corporate identities, existences, purposes, powers, objects, franchises, rights and immunities of SEA of Delaware shall be continued in and merged into SEA of Nevada and SEA of Nevada shall be fully vested therewith.



         (d) The date upon which this Agreement is filed in the offices mentioned above and upon which the Constituent Corporations shall so become a single corporation is the effective date of the merger.



    9. AUTHORIZATION: The parties hereto acknowledge and respectively represent that this Merger Agreement is authorized by the laws of the respective jurisdictions of the Constituent Corporations and that the matter was approved at a special shareholders meeting of the respective corporations at which the shareholders voted as follows:



                                      SHARES              VOTED         VOTED

CORPORATION                        OUTSTANDING             FOR         AGAINST

SeaCrest Industries Corporation      2,000,000        2,000,0,000         0

(a Nevada Corporation)



SeaCrest Industries Corporation      1,2484,689              7,900,       0

(a Delaware Corporation)



    10. FURTHER ASSURANCES OF TITLE: As and when requested by the Surviving Corporation or by its successors or assigns, SEA of Delaware will execute and deliver or cause to be executed and delivered all such deeds and instruments and will take or cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of any of the Constituent Corporations acquired by the Surviving Corporation by reason or as a result of the merger herein proved for an otherwise to carry out the intent and purposes hereof, and the officers and directors of SEA of Delaware and the officers and directors of the Surviving Corporation are fully authorized in the name of the respective Constituent Corporation or otherwise to take any and all such action.

    11. SERVICE OF PROCESS OF SURVIVING CORPORATION: The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceedings for enforcement of any obligation of SEA of Delaware as well as for the enforcement of any obligation of the Surviving Corporation arising from the merger, including any suit or other proceedings to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the General Corporation Law of Delaware and hereby irrevocable appoints the Secretary of State of Delaware as its agent to accept service of process in any suit or other proceedings. Copies of such process shall be mailed to Pacific Stock Transfer Company, P.O. Box 93385, Las Vegas, Nevada 90193, until further notice.

    12. SHAREHOLDERS RIGHT TO PAYMENT: The Surviving Corporation agrees that subject to the provisions of the General Corporation Law of the State of Delaware, it will pay to the shareholders of SEA of Delaware the amounts, if any, to which such shareholders may be entitled under the provisions of the above statutes of the laws of Delaware as the case may be.

     13. ABANDONMENT: This Agreement of Merger may be abandoned (a) by either Constituent Corporation, acting by its Board of Directors, at any time prior to its adoption by the shareholders of both of the Constituent Corporation as provided by law, or (b) by the mutual consent of the Constituent Corporation acting each by its Board of Directors, at any time after such adoption by such shareholders and pr to the effective time of the merger. In the event of the abandonment of this Agreement of Merger pursuant to (a) above, notice thereof shall be given by the Board of Directors, at any time after such adoption by such shareholders and prior to the effective time of the merger. In the event of the abandonment of this Agreement of Merger pursuant to (a) above, notice thereof shall be given by the Board of Directors of the Constituent Corporation and thereupon, or abandonment pursuant to (b) above, this Agreement of Merger shall become wholly void and of no effect and there shall be no further liability or obligation hereunder on the part of either of the Constituent Corporations or of its Board of Directors or shareholders.



    IN WITNESS WHEREOF each of the Constituent Corporations, pursuant to authority granted by its Board of Directors, has caused this Agreement of Merger to be executed by a majority of its Board of Directors and by its President and Secretary.

    The respective Directors and Officers of the Constituent Corporations do hereby certify that the above Merger Agreement was adopted as set forth in the above Agreement and that said resolutions have not been revoked or rescinded.



                                        SEACREST INDUSTRIES CORPORATION

                             A Delaware Corporation





                                        --------------------------------------

                                        C. M.  Ball

                             President and Director







                                        --------------------------------------

                                                     Gary E. Ball

                             President and Director

                                                   APPRAISAL RIGHTS

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to P. 228 of this tittle shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership of membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt of other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to P. 251(g) of this title), P. 252, P. 254, P. 257, P. 258,
P. 263, or P. 264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of P. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders hereof are required by the terms of an agreement of merger or consolidation pursuant to P. P. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a.       Shares of stock of the corporation surviving
                            or resulting from such merger orconsolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository
                         receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (d)      Appraisal rights shall be perfected as follows:

                  (2) If the merger or consolidation was approved pursuant to P. 228 or P. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonable informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which notice is given.

    (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

    (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with who agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

    (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

    (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section

    (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

    (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

    (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (j) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

    (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.